UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

cbdMD, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Westinghouse Blvd., Suite A
Charlotte, NC 28273
(704)445-3060
(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YCBD	NYSE American
8% Series A Cumulative Convertible Preferred Stock	YCBD PR A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 19, 2024, cbdMD, Inc. (the “Company”) expanded the size of its Board of Directors from four to five members and appointed T. Ronan Kennedy as a director to fill the vacancy. Mr. Kennedy currently serves as the Company’s Chief Executive Officer and Chief Financial Officer. Mr. Kennedy will serve as a director with a term expiring at the Company’s annual meeting of shareholders in 2025. Mr. Kennedy will not serve on any committees. The Company’s Board of Directors has determined that Mr. Kennedy does not meet the requirements for independence under applicable Securities and Exchange Commission and NYSE American rules and standards. Currently three of the five members of the Company’s Board of Directors meet the requirements for independence. There are no arrangements or understandings pursuant to which Mr. Kennedy was appointed as a director, and there are no related party transactions between the Company and Mr. Kennedy reportable under Item 404(a) of Regulation S-K, except as otherwise disclosed in the Company’s Annual Report on Form 10-K/A for the year ended September 30, 2023 filed with the Securities and Exchange Commission on January 29, 2024 for compensation payable to Mr. Kennedy for serving as the Company’s Chief Executive Officer and Chief Financial Officer. In connection with his service as a director, Mr. Kennedy will not be entitled to compensation payable to the Company’s non-employee directors.

A copy of the press release announcing the appointment of Mr. Kennedy is attached hereto as Exhibit 99.1 and incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1	Press Release dated December 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: December 23, 2024	By:	/s/ T. Ronan Kennedy
Name: T. Ronan Kennedy
Title: Chief Executive Officer and Chief Financial Officer